UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

MAM SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Valley Square, Suite 220, 512 Township Line Road, Blue Bell, PA  19422

 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (610) 336-9045

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders

On December 18, 2018, MAM Software Group, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”). As described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2018, at the Annual Meeting the Company’s stockholders voted on two (2) matters: (i) the election of five (5) directors; and (ii) the ratification of the appointment of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2019.

At the Annual Meeting, stockholders representing 10,676,623 shares of common stock, or approximately 84.9% of the 12,579,614 shares of common stock outstanding as of October 26, 2018, the record date for the Annual Meeting, were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for directors listed below were elected. The term of office for each director will be until the 2020 Annual Meeting of Stockholders and their successors are elected and qualified or until their earlier resignation or removal.

The final results of the election of directors were as follows:

Name	For	Withheld	Broker Non-Votes
Michael G. Jamieson	9,225,107	5,729	1,415,787
Dwight B. Mamanteo	9,225,107	5,729	1,415,787
Peter H. Kamin	9,252,686	8,150	1,415,787
Frederick G. Wasserman	9,255,094	5,742	1,415,787
W. Austin Lewis IV	9,113,705	147,131	1,415,787

In addition, the Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2019 by a vote of 10,675,564 shares for, 877 shares against and 182 shares abstaining. There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2018		MAM SOFTWARE GROUP, INC.

	By:	/s/ Brian H. Callahan
Name: Brian H. Callahan Title: Chief Financial Officer